UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ⌧
Filed by a party other than the Registrant ◻
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◻ Preliminary proxy statement
◻ Definitive proxy statement
⌧ Definitive additional materials
◻ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
◻ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

ORION GROUP HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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◻	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Vote Virtually at the Meeting* May 16, 2024 10:00 A.M. Central Time Virtually at: www.virtualshareholdermeeting.com/ORN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V38348-P04802 ORION GROUP HOLDINGS, INC. You invested in ORION GROUP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

ORION GROUP HOLDINGS, INC. 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V38349-P04802 Voting Items Board Recommends 1. To elect two Class II members to our Board of Directors each to serve a three-year term and until a successor is duly elected and qualified. Nominees: 1a. Michael J. Caliel For 1b. Quentin P. Smith, Jr. For 2. A non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in the proxy statement (the “say-on-pay” vote); For 3. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024; For 4. Approval of the Company’s Employee Stock Purchase Plan; and, For 5. Approval of an amendment to the Company’s Long Term Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.